UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2020

FFBW, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-39182	37-1962248
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1360 South Moorland Road, Brookfield, Wisconsin	53005
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:         (262) 542-4448

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FFBW	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 31, 2020, FFBW, Inc. (the “Company”) announced the appointment of Edward H. Schaefer, age 58, as the Company’s Principal Financial Officer.

Mr. Schaefer is president and chief executive officer of the Company and its wholly owned banking subsidiary, First Federal Bank of Wisconsin (“First Federal”), positions he has held since July 2016. Prior to these appointments, from 2010 until 2016, Mr. Schaefer served as president and chief executive officer of Citizens Community Federal NA, a national bank headquartered in Eau Claire, Wisconsin, and its publicly traded holding company, Citizens Community Bancorp, Mr. Schaefer has over 25 years of banking experience, including managerial as well as all aspects of credit administration and underwriting. In addition to his extensive banking experience, during his career Mr. Schaefer served for seven years as president and chief executive officer of Huntsinger Farms, Inc., and its subsidiary Silver Spring Foods, Inc., Eau Claire, Wisconsin, one the world’s largest grower and processors of horseradish and horseradish related products.

Mr. Schaefer has entered into an employment agreement with First Federal, effective as of January 16, 2020. Mr. Schaefer has also entered into a deferred compensation agreement with First Federal and a life insurance agreement with First Federal pursuant to which First Federal has purchased a life insurance policy on Mr. Schaefer’s life.

Descriptions of each of these plans are incorporated herein by reference to the Company’s definitive proxy statement filed with the SEC on April 20, 2020, and copies of these plans are incorporated herein by reference to the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FFBW, INC.

DATE: July 31, 2020	By:	/s/ Edward H. Schaefer
Edward H. Schaefer
President and Chief Executive Officer